UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |_|
Filed by a Party other than the Registrant |X|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|X|   Soliciting Material Pursuant to Rule ss.240.14a-12
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                        SIZELER PROPERTY INVESTORS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials: N/A

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

      Attached hereto is Amendment No. 29 to First Union Real Estate Equity and Mortgage Investment's ("First Union") Schedule 13D with respect to common stock of Sizeler Property Investors, Inc. ("Sizeler"), filed today with the Securities and Exchange Commission (the "SEC"). The 13D amendment discloses that on August 4, 2005, First Union sent two letters to Sizeler. The first letter was a resubmission of First Union's indication that it intended to nominate in person at Sizeler's 2005 annual meeting of stockholders nominees for election to Sizeler's Board of Directors which was necessitated by the delay in holding the 2005 Annual Meeting of Stockholders of Sizeler by more than 60 days from the first anniversary of 2004 Annual Meeting date. In the second letter First Union reiterated its interest in participating in any offering by Sizeler of equity or debt securities on a basis comparable to that offered to others. Copies of both letters are attached to the 13D amendment.

      First Union previously notified Sizeler of its intention to file a proxy statement and other relevant documents with the SEC in support of the election as directors of Sizeler of Michael L. Ashner, Peter Braverman and Steven Zalkind at Sizeler's 2005 Annual Meeting of Stockholders. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the documents free of charge at the SEC's website, www.sec.gov. First Union and Messrs. Ashner, Braverman and Zalkind may be deemed to be participants in the solicitation of proxies from the shareholders of Sizeler in connection with the annual meeting. Information about these participants is set forth in the preliminary proxy statement filed by First Union with the SEC. Investors may obtain additional information regarding the interests of such participants by reading the definitive proxy statement when it becomes available.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                  SCHEDULE 13D
                    under the Securities Exchange Act of 1934
                               (Amendment No. 29)

                             -----------------------

                        SIZELER PROPERTY INVESTORS, INC.
                        --------------------------------
                                (Name of Issuer)

                    Common Stock, Par Value $.0001 per share
                    ----------------------------------------
                         (Title of Class of Securities)

                                   830137-10-5
                             ----------------------
                             (CUSIP Number of Class
                                 of Securities)

                             -----------------------

          Carolyn Tiffany                                  David J. Heymann
First Union Real Estate Equity and                    Post Heymann & Koffler LLP
       Mortgage Investments                           Two Jericho Plaza, Wing A
         7 Bulfinch Place                                      Suite 111
             Suite 500                                  Jericho, New York 11753
    Boston, Massachusetts 02114                             (516) 681-3636
          (617) 570-4614

--------------------------------------------------------------------------------
                  (Name, Address and Telephone Number of Person
                Authorized to Receive Notices and Communications)

                                 August 3, 2005
                                 --------------
             (Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(b)(3) or (4), check the following box |_|.

Note: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 13d-7 for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

(continued on next page(s))

CUSIP No. 830137-10-5                  13D
--------------------------------------------------------------------------------
1     NAME OF REPORTING PERSONS
      I.R.S. IDENTIFICATION NOS. OF ABOVE PERSONS (ENTITIES ONLY)

      First Union Real Estate Equity and Mortgage Investments
      I.R.S. I.D. No.  34-6513657
--------------------------------------------------------------------------------
2     CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*                  (a) |_|
                                                                         (b) |_|

--------------------------------------------------------------------------------
3     SEC USE ONLY


--------------------------------------------------------------------------------
4     SOURCE OF FUNDS*

      WC
--------------------------------------------------------------------------------
5     CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
      PURSUANT TO ITEMS 2(d) OR 2(e)                                         |_|


--------------------------------------------------------------------------------
6     CITIZENSHIP OR PLACE OF ORGANIZATION

      Ohio
--------------------------------------------------------------------------------
               7     SOLE VOTING POWER

                     1,500,600
               -----------------------------------------------------------------
  NUMBER OF    8     SHARED VOTING POWER
   SHARES
 BENEFICIALLY        - 0 -
  OWNED BY     -----------------------------------------------------------------
    EACH       9     SOLE DISPOSITIVE POWER
  REPORTING
   PERSON            1,500,600
    WITH       -----------------------------------------------------------------
               10    SHARED DISPOSITIVE POWER

                     - 0 -
--------------------------------------------------------------------------------
11    AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

      1,500,600 Shares
--------------------------------------------------------------------------------
12    CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES* |_|


--------------------------------------------------------------------------------
13    PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

      7.2%
--------------------------------------------------------------------------------
14    TYPE OF REPORTING PERSON*

      OO
--------------------------------------------------------------------------------
                     *SEE INSTRUCTIONS BEFORE FILLING OUT!

CUSIP No. 830137-10-5                  13D

      This Amendment No. 29 amends certain information contained in the Schedule 13D filed by First Union Real Estate Equity and Mortgage Investments, an Ohio business trust ("First Union"), with respect to its ownership interest in Sizeler Property Investors, Inc. ("Sizeler"), as amended by Amendment No. 1 to
Schedule 13D dated November 11, 2004, as further amended by Amendment No. 2 to
Schedule 13D dated November 16, 2004, as further amended by Amendment No. 3 to
Schedule 13D dated December 6, 2004, as further amended by Amendment No. 4 to
Schedule 13D dated December 21, 2004, as further amended by Amendment No. 5 to
Schedule 13D dated January 7, 2005, as further amended by Amendment No. 6 to
Schedule 13D dated January 14, 2005, as further amended by Amendment No. 7 to
Schedule 13D dated January 19, 2005, as further amended by Amendment No. 8 to
Schedule 13D dated January 26, 2005, as further amended by Amendment No. 9 to
Schedule 13D dated January 31, 2005, as further amended by Amendment No. 10 to
Schedule 13D dated February 23, 2005, as further amended by Amendment No. 11 to
Schedule 13D dated March 8, 2005, as further amended by Amendment No. 12 to
Schedule 13D dated March 15, 2005, as further amended by Amendment No. 13 to
Schedule 13D dated March 16, 2005, as further amended by Amendment No. 14 to
Schedule 13D dated March 18, 2005, as further amended by Amendment No. 15 to
Schedule 13D dated March 22, 2005, as further amended by Amendment No. 16 to
Schedule 13D dated March 23, 2005, as further amended by Amendment No. 17 to
Schedule 13D dated March 24, 2005, as further amended by Amendment No. 18 to
Schedule 13D dated March 28, 2005, as further amended by Amendment No. 19 to
Schedule 13D dated March 29, 2005, as further amended by Amendment No. 20 to
Schedule 13D dated April 19, 2005, as further amended by Amendment No. 21 to
Schedule 13D dated April 19, 2005, as further amended by Amendment No. 22 to
Schedule 13D dated April 28, 2005, as further amended by Amendment No. 23 to
Schedule 13D dated May 4, 2005, as further amended by Amendment No. 24 to
Schedule 13D dated May 5, 2005, as further amended by Amendment No. 25 to
Schedule 13D dated May 18, 2005, as further amended by Amendment No. 26 to
Schedule 13D dated June 15, 2005, as further amended by Amendment No. 27 to
Schedule 13D dated June 23, 2005, and as further amended by Amendment No. 28 to
Schedule 13D dated July 14, 2005 (the "13D"). Capitalized terms used but not defined herein have the meanings ascribed to them in the 13D.

Item 4. Purpose of Transaction.

      Item 4 is hereby amended as follows:

      In light of Sizeler's failure to hold its 2005 annual meeting of stockholders within 60 days of the first anniversary of the 2004 annual meeting of stockholders, First Union, in order to comply with Sizeler's by-laws, was required to resubmit its indication that it intended to nominate in person at Sizeler's 2005 annual meeting of stockholders nominees for election to Sizeler's Board of Directors within 10 days of the date of announcement of the 2005 annual meeting of stockholders. On August 2, 2005, Sizeler issued a press release announcing that its 2005 annual meeting of shareholders would be held on October 27, 2005 and that as a result of a reduction in the number of directors of the Board, only two directors and not three, would be up for election at the 2005 annual meeting of stockholders. Accordingly, on August 3, 2005, First Union sent a letter to Sizeler in accordance with Sizeler's by-laws notifying Sizeler that First Union intends to nominate in person at Sizeler's 2005 annual meeting of stockholders Michael L. Ashner and Peter Braverman for election to Sizeler's Board of Directors. A copy of the nominating letter sent to Sizeler is attached hereto as an Exhibit 24.

      Also on August 3, 2005, First Union sent a letter to Sizeler in which First Union reiterated its interest in participating in any offering by Sizeler of equity or debt securities on a basis comparable to that offered to others. A copy of this letter is attached hereto as Exhibit 25.

Item 7. Materials to be Filed as Exhibits.

      Exhibit 24. Letter from First Union to Sizeler dated August 3, 2005 relating to the nomination of directors.

      Exhibit 25. Letter from First Union to Sizeler dated August 3, 2005 relating to future equity issuances.

                                   Signatures

      After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated: August 4, 2005                         FIRST UNION REAL ESTATE EQUITY AND
                                              MORTGAGE INVESTMENTS


                                              By: /s/ Michael L. Ashner
                                                  -------------------------
                                                  Michael L. Ashner
                                                  Chief Executive Officer